UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K



                          CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 25, 2005 (April 19, 2005)


                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)




        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)




                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

  Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   - Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   - Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   - Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement.

     On April 19, 2005, Fidelity Exploration & Production Company (Fidelity), an indirect wholly owned subsidiary of MDU Resources Group, Inc., signed Purchase and Sale Agreements to acquire natural gas and oil properties from Smith Production Inc. (Smith) for an aggregate cash purchase price of $145 million, subject to accounting and purchase price adjustments customary for oil and natural gas acquisitions of this type.

     The acquisition is expected to close in May 2005, conditional upon completion of a due diligence process, including environmental reviews, and satisfaction of other standard closing conditions. Funds for the acquisition are expected to be provided from a combination of cash on hand and available debt capacity. Upon closing, the company anticipates the acquisition will be accretive to earnings per share and cash flow. The properties being acquired are located in south
Texas with primary production from the Frio and Vicksburg formations. Smith will continue to operate one of the production fields and Fidelity will operate the rest of the acquired properties.

     This information includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained in this information, including those with respect to the anticipated effect of the transaction upon earnings per share and cash flow, are expressed in good faith and are believed by the company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the ability to effectively integrate the acquired properties; fluctuations in natural gas and crude oil prices; fluctuations in commodity price basis differentials; drilling successes in natural gas and oil operations; the ability to contract for or to secure necessary drilling rig contracts and to retain employees to drill for and develop reserves; market demand for, and/or available supplies of, energy products and services; and the effects on operations of extensive environmental laws and regulations. For a discussion of other important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Part I and Part II,
Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors and Cautionary Statements that May Affect Future Results, in the company's most recent Form 10-K and Form 8-K filed April 19, 2005.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MDU RESOURCES GROUP, INC.

Date  April 25, 2005                   BY /s/ Warren L. Robinson
                                          Warren L. Robinson
                                          Executive Vice President and
                                            Chief Financial Officer